UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2008

STERLING GROUP VENTURES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-51775	72-1535634
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

900 -789 West Pender Street,
Vancouver, B.C., Canada	V6C 1H2
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (604) 893-8891

n/a
(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Section 4 – Matters related to Accountants and Financial Statements

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On January 21, 2008, Amisano Hanson, Chartered Accountant ("Amisano Hanson") resigned as principle independent accountants for Sterling Group Ventures, Inc. (the "Company"). Amisano Hanson recently entered into an agreement with BDO Dunwoody LLP ("BDO Dunwoody"), pursuant to which Amisano Hanson merged its operations into BDO Dunwoody and certain of the professional staff and partners joined BDO Dunwoody either as employees or partners of BDO Dunwoody and will continue to practice as members of BDO Dunwoody. Concurrent with the resignation of Amisano Hanson, the Company engaged BDO Dunwoody, as its principle independent accountant effective January 21, 2008 and until it chooses to resign or the Company chooses to dismiss it. The engagement of BDO Dunwoody has been approved by the Company's board of directors.

The report of Amisano Hanson on the Company's consolidated financial statements for each of the past two fiscal years ended May 31, 2007 and 2006 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except that such report on our financial statements contained an explanatory paragraph in respect to uncertainty as to the Company's ability to continue as a going concern.

In connection with the audits of the two most recent fiscal years ended May 31, 2007 and 2006 and through the subsequent interim period ending January 21, 2008, there were no disagreements with Amisano Hanson on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of the Amisano Hanson would have caused them to make reference thereto in its reports on the financial statements for such years.

In connection with the audits of the two most recent fiscal years ended May 31, 2007 and 2006 and through the subsequent interim period ending January 21, 2008, there have been no reportable events as defined in paragraphs (a)(1)(v)(A) through (D) of Item 304 of Regulation S-K.

The Company has provided Amisano Hanson with a copy of the foregoing disclosures and has requested in writing that Amisano Hanson furnish the Company with a letter addressed to the Securities and Exchange Commission ("SEC") stating whether or not they agree with such disclosures. A copy of such letter has been filed as an exhibit to this report in accordance with Item 601 of Regulation S-K.

Prior to engaging BDO Dunwoody, the Company did not consult BDO Dunwoody on the application of accounting principles to a specific completed or contemplated transaction, or on the type of audit opinion that might be rendered on the Company's financial statements, and neither written nor oral advice has been provided by BDO Dunwoody that was an important factor considered by the Company in reaching any decision as to accounting, auditing or financial reporting issues.

Section 9 – Financial Statements and Exhibits

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.     Description

16.1	Letter from Amisano Hanson, Chartered Accountants regarding the change in the Company's Certifying Accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERLING GROUP VENTURES, INC.

/s/Raoul Tsakok
Raoul Tsakok
Chairman & CEO

March 24, 2008